UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 16, 2010
Date of Report (Date of earliest event reported)

TOMI ENVIRONMENTAL SOLUTIONS, INC.
(Exact Name of Registrant as Specified in its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

000-09908	59-1947988
(Commission File Number)	(IRS Employer Identification No.)
9454 Wilshire Boulevard, Penthouse, Beverly Hills, California	90212
(Address of Principal Executive Offices)	(Zip Code)

(800) 525-1698
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On September 16, 2010, TOMI Environmental Solutions, Inc. (the “Company”) issued a press release announcing that it entered into a relationship with L-3 Communications to commercialize current and future products developed by L-3’s Applied Technologies Group (ATG). A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit #	Description
99.1	Press Release dated September 16, 2010 announcing that the Company entered into a relationship with L-3 Communications to commercialize current and future products developed by L-3’s Applied Technologies Group (ATG).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMI ENVIRONMENTAL SOLUTIONS, INC.

Date: September 16, 2010	By:	/s/ Halden Shane
		Name:	Halden Shane
		Title:	Principal Executive Officer

EXHIBIT INDEX

Exhibit #	Description
99.1	Press Release dated September 16, 2010 announcing that the Company entered into a relationship with L-3 Communications to commercialize current and future products developed by L-3’s Applied Technologies Group (ATG).